                        SUPPLEMENT DATED OCTOBER 28, 2005
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005
                   (AS AMENDED AND RESTATED NOVEMBER 2, 2005)


INTERNATIONAL EQUITY INDEX TRUST B

Footnote J to the "Trust Annual Expenses" table under "Fees and Expenses for Each Portfolio" and "Expense Reimbursement - Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B" under "Management of the Trust - Advisory Arrangements" are amended to add the following sentence immediately after the first sentence:

"Shares of the International Equity Index Trust B are, with the consent of the Adviser, also available for sale to the Lifestyle Trusts."


500 INDEX TRUST

Class NAV shares of the 500 Index Trust are available for sale.

The expenses of Class NAV shares of the 500 Index Trust are as follows:

ANNUAL EXPENSES OF EACH PORTFOLIO
(as a percentage of Trust portfolio average net assets for the fiscal year ended December 31, 2004)

         The table below describes the fees and expenses for the NAV shares of the 500 Index Trust. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium and would be higher if they did. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract. None of the portfolios charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract or the qualified plan.

NAV SHARES

                                                OTHER EXPENSES           TOTAL TRUST ANNUAL
TRUST PORTFOLIO        MANAGEMENT FEES          (NAV SHARES)             EXPENSES
---------------        ---------------          --------------           ------------------
500 Index Trust        0.46%                    0.05%                    0.51%


EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

The Example is intended to help an investor compare the cost of investing in the 500 Index Trust with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

NAV SHARES

  TRUST PORTFOLIO           1 YEAR    3 YEAR   5 YEAR   10 YEAR
  ---------------           ------    ------   ------   -------
500 Index Trust             $52       $164     $285     $640